UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT


     PURSUANT  TO  SECTION  13  OR  15(D) OF THE SECURITIES EXCHANGE ACT OF 1933

                          Date of Report: June 27, 2002

                        Commission File Number: 000-28881

                OASIS ENTERTAINMENT'S FOURTH MOVIE PROJECT, INC.


Nevada                                                                88-0403762
(Jurisdiction  of  Incorporation)         (I.R.S. Employer  Identification  No.)

24843  Del  Prado,  Suite  326  Dana  Point,  California                   92629
(Address of principal executive offices)                              (Zip Code)

Registrant's  telephone  number,  including  area  code:         (949)  487-7295


     Oasis Entertainment's Fourth Movie Project, Inc. (the "Company") hereby amends the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 26, 2002 (the "Form 8-K"). This amendment deletes in its entirety an erroneously filed "Plan of Exchange", which was attached as Exhibit
7.1 to the Form 8-K, and replaces such exhibit with the correct version of the Plan of Exchange, which is attached as Exhibit 7.1 to this amendment.

     ITEM  7.  EXHIBITS.

      See  Exhibit  7.1  -  Plan  of  Exchange  dated  May  21,  2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the date indicated.

     OASIS  ENTERTAINMENT'S  FOURTH  MOVIE  PROJECT,  INC.

                                       by

                              /S/ Mark A. Libratore
                                  Mark  A.  Libratore
                                  President  and
                                  Chairman of the Board

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EXHIBIT  7.1  PLAN  OF  EXCHANGE


                                PLAN OF EXCHANGE
                                    BY WHICH
                  OASIS ENTERTAINMENT'S 4TH MOVIE PROJECT, INC.
                             (A NEVADA CORPORATION)
                                  SHALL ACQUIRE
                         LIBERATOR MEDICAL SUPPLY, INC.
                            (A FLORIDA CORPORATION)

     I.  RECITIALS                                                             1

1.  The  Parties  to  this  Agreement:                                         1
     (1.1)  Oasis  Entertainment's  4th  Movie  Project,  Inc.                 1
     (1.2)  Liberator  Medical  Supply,  Inc.                                  1
..    (1.3)  J.  Dan  Sifford,  Jr.                                             1

2.  The  Capital  of  the  Parties:                                            1
     (2.1)  The  Capital  of  OEFM                                             1
     (2.2)  The  Capital  of  LMSI                                             1

3.  Transaction  Descriptive  Summary:                                         1

4.  SEC  compliance.                                                           1

5.  Nevada  compliance.                                                        1

6.  Audited  Financial  Statements.                                            1

     II.  PLAN  OF  EXCHANGE                                                   2

1.  Conditions  Precedent  to  Closing.                                        2
     (1.1)  Shareholder  Approval.                                             2
     (1.2)  Board  of  Directors.                                              2
     (1.3)  Due  Diligence  Investigation.                                     2
     (1.4)  The  rights  of  dissenting  shareholders,                         2
     (1.5)  All  of  the  terms,  covenants  and  conditions                   2
     (1.6)  The  representations  and  warranties                              2
     (1.7)  Opinion  of  Counsel  to  OEFM
2
2.  Conditions  Concurrent  and  Subsequent  to  Closing.                      2
     (2.1)  Share  Cancellation.                                               2
     (2.2)  Acquisition  Share  Issuance.                                      2
     (2.3)  No  Reverse  Split.                                                3

3.  Plan  of  Exchange                                                         3
     (3.1)  Exchange  of  Shares:                                              3
     (3.2)  Conversion  of  Outstanding  Stock:                                3
     (3.3)  Closing/Effective  Date:                                           3
     (3.4)  Surviving  Corporations                                            3
     (3.5)  Rights  of  Dissenting  Shareholders:                              3
     (3.6)  Service  of  Process:                                              3
     (3.7)  Surviving  Articles  of  Incorporation:                            4
     (3.8)  Surviving  By-Laws:                                                4
     (3.9)  Further  Assurance,  Good  Faith  and  Fair  Dealing:              4
     (3.10)  General  Mutual  Representations  and  Warranties.                4
          (3.10.1)  Organization  and  Qualification.                          4
          (3.10.2)  Corporate  Authority.                                      4
          (3.10.3)  Ownership  of  Assets  and  Property.                      4
          (3.10.4)  Absence  of  Certain  Changes  or  Events.                 7
          (3.10.5)  Absence  of  Undisclosed  Liabilities.                     8
          (3.10.6)  Legal  Compliance.                                         8
          (3.10.7)  Legal  Proceedings.                                        8
          (3.10.8)  No  Breach  of  Other  Agreements.                         8
          (3.10.9)  Capital  Stock.                                            8

          (3.10.10)  Brokers'  or  Finder's  Fees.                             6
     (3.11)  Miscellaneous  Provisions                                         6
          (3.11.1)                                                             6
          (3.11.2)                                                             7
          (3.11.3)                                                             7
          (3.11.4)                                                             7
          (3.11.5)                                                             7
          (3.11.6)                                                             7

4.  Termination.                                                               7

                                PLAN OF EXCHANGE
                                    BY WHICH
                  OASIS ENTERTAINMENT'S 4TH MOVIE PROJECT, INC.
                             (A NEVADA CORPORATION)
                                  SHALL ACQUIRE
                         LIBERATOR MEDICAL SUPPLY, INC.
                            (A FLORIDA CORPORATION)


ADJUSTMENTS: lead THIS PLAN OF EXCHANGE is made and dated this day of May 17, 2002, to supersede all previous agreements, if any between the parties. This Agreement anticipates extensive due diligence by both parties, and may be terminated by written notice, at any time (i) by mutual consent; (ii) by either party during the due diligence phase.

     I.  RECITALS     I.  RECITIALS

1.  THE  PARTIES  TO  THIS  AGREEMENT:1.  THE  PARTIES TO THIS LETTER OF INTENT:

     (1.1) OASIS ENTERTAINMENT'S 4TH MOVIE PROJECT, INC. 1.1) OASIS ENTERTAINMENT'S 4TH MOVIE PROJECT, INC. ("OEFM"), a Nevada corporation.

     (1.2) LIBERATOR MEDICAL SUPPLY, INC.1.2) LIBERATOR MEDICAL SUPPLY, INC. ("LMSI"), a Florida corporation.

     (1.3)  J.  DAN  SIFFORD,  JR.,  President and majority shareholder of OEFM.

2.  THE  CAPITAL  OF  THE  PARTIES:  2.  THE  CAPITAL  OF  THE  PARTIES:

     (2.1) THE CAPITAL OF OEFM 2.1) THE CAPITAL OF OEFM consists of 100,000,000 shares of common voting stock of $0.001 par value authorized, of which 72,299,912 shares are issued and outstanding.

     (2.2) THE CAPITAL OF LMSI 2.2) THE CAPITAL OF LMSI consists of 32,000,000 shares of common voting stock of no par value authorized, of which 30,000,000 shares are issued and outstanding, subject to a private placement presently underway.

3. TRANSACTION DESCRIPTIVE SUMMARY:3. TRANSACTION DESCRIPTIVE SUMMARY: OEFM desires to acquire LMSI and the shareholders of LMSI wish to be acquired by a public company. OEFM would acquire 100% of the capital stock of LMSI for 30,000,000 new shares. OEFM would cause the cancellation of 60,095,000 shares of its outstanding shares of common stock. The parties intend that the transaction qualify and meet the Internal Revenue Code requirements for a tax free reorganization, in which there is no gain or loss recognized for the parties, with reference to Internal Revenue Code (IRC) sections 354 and 368.

4. SEC COMPLIANCE.4. SEC COMPLIANCE. OEFM shall cause the filing and the mailing to its stockholders of an Information Statement pursuant to Section 14(f), before closing.

5. NEVADA COMPLIANCE.5. NEVADA COMPLIANCE. Articles of Exchange are required to be filed by Nevada Law as the last act to make the acquisition final and effective under Nevada law.

6. AUDITED FINANCIAL STATEMENTS.6. AUDITED FIANANCIAL STATEMENTS. Certain filings and Information Statements under the Securities Exchange Act of 1934
require  audited  financial  statements  of  the  to-be-acquired  company.   In
connection with OEFM's filing of a Current Report on Form 8-K relating to this transaction, audited financial statements will be prepared.

     The  Remainder  of  this  Page  is  Intentionally  left  Blank

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

                            II. PLAN OF REOGANIZATION

1.  CONDITIONS  PRECEDENT  TO  CLOSING.1.  CONDITIONS  PRECEDENT  TO  CLOSING.

     (1.1) SHAREHOLDER APPROVAL.1.1) SHAREHOLDER APPROVAL. Each corporate party shall have secured shareholder approval for this transaction, if required, in accordance with the laws of its place of incorporation and its constituent documents.

     (1.2) BOARD OF DIRECTORS.1.2) BOARD OF DIRECTORS. The Boards of Directors of each corporate party shall have approved the transaction and this agreement, in accordance with the laws of its place of incorporation and its constituent documents.

     (1.3) DUE DILIGENCE INVESTIGATION.1.3) DUE DILIGENCE INVESTIGATION. Each party shall have furnished to the other party all corporate and financial information which is customary and reasonable, to conduct its respective due diligence, normal for this kind of transaction. If either party determines that there is a reason not to complete the Plan of Exchange as a result of their due diligence examination, then they must give written notice to the other party prior to the expiration of the due diligence examination period. The Due Diligence period, for purposes of this paragraph, shall expire on the Closing Date. The Closing Date shall be May 31, 2002, unless extended to a later date by mutual agreement of the parties.

     (1.4) THE RIGHTS OF DISSENTING SHAREHOLDERS,1.4) THE RIGHTS OF DISSENTING SHAREHOLDERS, if any, of each party shall have been satisfied and the Board of Directors of each party shall have determined to proceed with the Plan of exchange.

     (1.5) ALL OF THE TERMS, COVENANTS AND CONDITIONS1.5) ALL OF THE TERMS, COVENANTS AND CONDITIONS of the Plan of exchange to be complied with or performed by each party for Closing shall have been complied with, performed or waived in writing; and

     (1.6) THE REPRESENTATIONS AND WARRANTIES1.6) THE REPRESENTATIONS AND WARRANTIES of the parties, contained in the Plan of exchange, as herein contemplated, except as amended, altered or waived by the parties in writing, shall be true and correct in all material respects at the Closing Date with the same force and effect as if such representations and warranties are made at and as of such time; and each party shall provide the other with a certificate, certified either individually or by an officer, dated the Closing Date, to the effect, that all conditions precedent have been met, and that all representations and warranties of such party are true and correct as of that date. The form and substance of each party's certification shall be in form reasonably satisfactory to the other. In addition, it shall be a condition precedent to OEFM's obligation to consummate the closing that a certificate of good standing on LMSI shall have been delivered to it by the Secretary of State of the State of Florida, and it shall be a condition precedent of LMSI's obligation to consummate the closing that a certificate of good standing on OEFM shall have been delivered to it by the Secretary of State of Nevada.

(1.7)     OPINION  OF  COUNSEL  TO  OEFM.  It  shall be a condition precedent to
LMSI's  obligation
to consummate the closing that an opinion of counsel to OEFM in substantially the following form be delivered to it at or prior to closing:

(I) OEFM is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada and has all requisite corporate power to own, operate and lease its properties and assets and to carry on its business.
(II) The authorized capitalization and the number of issued and outstanding capital shares of OEFM are accurately and completely set forth in the Plan of Exchange.
(III) The issued and outstanding shares of OEFM (including the 30,000,000 new shares of OEFM common stock to be issued at closing) have been duly authorized and validly issued and are fully paid and non-assessable.
(IV) OEFM has the full right, power and authority to sell, transfer and deliver 30,000,000 new shares of its common stock to Mark Libratore, and, upon delivery of the certificates representing such shares as contemplated in the Plan of Exchange, will transfer to Mark Libratore good, valid and marketable title thereto, free and clear of all liens.
(V) To the best of our knowledge, there is no litigation, proceeding or governmental investigation pending or threatened against or relating to OEFM.
(VI) OEFM has taken all steps in connection with the Plan of Exchange and the issuance of shares thereunder which are necessary to comply in all material respects with the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as well as the rules and regulations promulgated pursuant thereto.


2. CONDITIONS CONCURRENT AND SUBSEQUENT TO CLOSING.2. CONDITIONS CONCURRENT AND SUBSEQUENT TO CLOSING.

     (2.1) SHARE CANCELLATION. 2.1) SHARE CANCELLATION. Immediate upon or prior to the Closing, OEFM shall have accepted the cancellation of 60,095,000 shares, such that OEFM shall have no more than 12,204,912 shares issued and outstanding, before the issuance of new shares as provided herein.

     (2.2) ACQUISITION SHARE ISSUANCE. 2.2) ACQUISITION SHARE ISSUANCE. Immediately upon the Closing, OEFM shall issue the acquisition shares. Using the 30,000,000 share interim figure:


OEFM issued                          72,299,912
Share Cancellation                  (60,095,000)
                                    ------------
Subtotal                             12,204,912
Acquisition Share Issuance           30,000,000
                                     -----------
Resulting Total                      42,204,912
                                     ===========

     (2.3) NO REVERSE SPLIT. 2.3) NO REVERSE SPLIT. There shall be no reverse split of the common stock of the public corporation for six months from the date the transaction closes, without mutual consent as defined in this paragraph. Original Shareholders means the shareholders of OEFM, immediately before the issuance of any shares for acquisition. Remaining Original Shareholders means original shareholders remaining as shareholders, as of the record date for any proposed reverse split. Mutual Consent means two-thirds of the remaining original shareholders.

3.  PLAN  OF  EXCHANGE3.  PLAN  OF  ACQUISITION

     (3.1)  EXCHANGE  AND  REORGANIZATION:  3.1) REORGANIZATION AND ACQUISITION:
Oasis Entertainment's 4th Movie Project, Inc. and the Liberator Medical Supply, Inc. shall be hereby reorganized, such that OEFM shall acquire 100% the capital stock of LMSI, and LMSI shall become a wholly-owned subsidiary of OEFM.

     (3.2) CONVERSION OF OUTSTANDING STOCK:3.2) CONVERSION OF OUTSTANDING STOCK:
Forthwith upon the effective date of the Plan, OEFM shall issue 30,000,000 new investment shares of its common stock to or for the shareholders of LMSI.

     (3.3) CLOSING/EFFECTIVE DATE:3.3) CLOSING/EFFECTIVE DATE: The Plan of exchange shall become effective immediately upon approval and adoption by the parties hereto, in the manner provided by the law of the places of incorporation and constituent corporate documents, and upon compliance with governmental filing requirements, such as, without limitation, compliance with Section 14 of the Securities Exchange Act of 1934, and the filing of Articles of Exchange, if applicable under State Law. Closing shall occur when all requirements have been met. The parties anticipate the filing of a 14-F Information Statement before closing.

     (3.4) SURVIVING CORPORATIONS3.4) SURVIVING CORPORATIONS: The both corporations shall survive the exchange and reorganization herein contemplated and shall continue to be governed by the laws of its respective State of Incorporation.

     (3.5)  RIGHTS  OF  DISSENTING  SHAREHOLDERS:3.5)  RIGHTS  OF  DISSENTING
SHAREHOLDERS: Each Party is the entity responsible for the rights of its own dissenting shareholders, if any.

     (3.6) SERVICE OF PROCESS AND ADDRESS:3.6) SERVICE OF PROCESS: Each corporation shall continue to be amenable to service of process in its own jurisdiction, exactly as before this acquisition. The address of OEFM is 24843 Del Prado, Suite 326, Dana Point, CA 92629. The address of LMSI is 4330 SE Federal Highway, Stuart, FL 34997.

     (3.7)  SURVIVING  ARTICLES  OF  INCORPORATION:3.7)  SURVIVING  ARTICLES  OF
INCORPORATION: the Articles of Incorporation of each Corporation shall remain in full force and effect, unchanged.

     (3.8) SURVIVING BY-LAWS:3.8) SURVIVING BY-LAWS: the By-Laws of each Corporation shall remain in full force and effect, unchanged.

     (3.9) FURTHER ASSURANCE, GOOD FAITH AND FAIR DEALING:3.9) FURTHER ASSURANCE, GOOD FAITH AND FAIR DEALING: the Directors of each Company shall and will execute and deliver any and all necessary documents, acknowledgments and assurances and do all things proper to confirm or acknowledge any and all rights, titles and interests created or confirmed herein; and both companies covenant expressly hereby to deal fairly and in good faith with each other and each others shareholders. In furtherance of the parties desire, as so expressed, and to encourage timely, effective and businesslike resolution the parties agree that any dispute arising between them, capable of resolution by arbitration, shall be submitted to binding arbitration. As a further incentive to private resolution of any dispute, the parties agree that each party shall bear its own costs of dispute resolution and shall not recover such costs from any other party.

     (3.10) GENERAL MUTUAL REPRESENTATIONS AND WARRANTIES.3.10) GENERAL MUTUAL REPRESENTATIONS AND WARRANTIES. The purpose and general import of the Mutual
Representations and Warranties, are that each party has made appropriate full disclosure to the others, that no material information has been withheld, and that the information exchanged is accurate, true and correct. These warranties and representations are made by each party to the other, unless otherwise provided, and they speak and shall be true immediately before Closing.

          (3.10.1) ORGANIZATION AND QUALIFICATION.3.10.1) ORGANIZATION AND QUALIFICATION. Each Corporation is duly organized and in good standing, and is duly qualified to conduct any business it may be conducting, as required by law or local ordinance.

          (3.10.2) CORPORATE AUTHORITY.3.10.2) CORPORATE AUTHORITY. Each Corporation has corporate authority, under the laws of its jurisdiction and its constituent documents, to do each and every element of performance to which it has agreed, and which is reasonably necessary, appropriate and lawful, to carry out this Agreement in good faith.

          (3.10.3) OWNERSHIP OF ASSETS AND PROPERTY.3.10.3) OWNERSHIP OF ASSETS AND PROPERTY. Each Corporation has lawful title and ownership of it property as reported to the other, and as disclosed in its financial statements.

          (3.10.4) ABSENCE OF CERTAIN CHANGES OR EVENTS.3.10.4) ABSENCE OF CERTAIN CHANGES OR EVENTS. Each Corporation has not had any material changes of circumstances or events which have not been fully disclosed to the other party, and which, if different than previously disclosed in writing, have been disclosed in writing as currently as is reasonably practicable; Specifically, and without limitation:

             (3.10.4-A) the business of each Corporation shall be conducted only in the ordinary and usual course and consistent with its past practice, and neither party shall purchase or sell (or enter into any agreement to so purchase or sell) any properties or assets or make any other changes in its operations, respectively, taken as a whole, or provide for the issuance of, agreement to issue or grant of options to acquire any shares, whether common, redeemable common or convertible preferred, in connection therewith;

             (3.10.4-B) Neither Corporation shall (i) amend its Articles of Incorporation or By-Laws, (ii) change the number of authorized or outstanding shares of its capital stock, except as set forth in herein and except for such shares as LMSI shall issue in private placement financings to new investors in the company, or (iii) declare, set aside or pay any dividend or other distribution or payment in cash, stock or property;

             (3.10.4-C) Neither Corporation shall (i) issue, grant or pledge or agree or propose to issue, grant, sell or pledge any shares of, or rights of any kind to acquire any shares of, its capital stock, except for such shares as LMSI shall issue in private placement financings to new investors in the company (ii) incur any indebtedness other than in the ordinary course of business, (iii) acquire directly or indirectly by redemption or otherwise any shares of its capital stock of any class or (iv) enter into or modify any contact, agreement, commitment or arrangement with respect to any of the foregoing;

             (3.10.4-D) Except in the ordinary course of business, neither party shall (i) increase the compensation payable or to become payable by it to any of its officers or directors; (ii) make any payment or provision with respect to any bonus, profit sharing, stock option, stock purchase, employee stock ownership, pension, retirement, deferred compensation, employment or other payment plan, agreement or arrangement for the benefit of its employees (iii) grant any stock options or stock appreciation rights or permit the exercise of any stock appreciation right where the exercise of such right is subject to its discretion (iv) make any change in the compensation to be received by any of its officers; or adopt, or amend to increase compensation or benefits payable under, any collective bargaining, bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, employment, termination or severance or other plan, agreement, trust, fund or arrangement for the benefit of employees, (v) enter into any agreement with respect to termination or severance pay, or any employment agreement or other contract or arrangement with any officer or director or employee, respectively, with respect to the performance or personal services that is not terminable without liability by it on thirty days notice or less, (vi) increase benefits payable under its current severance or termination, pay agreements or policies or (vii) make any loan or advance to, or enter into any written contract, lease or commitment with, any of its officers or directors;

             (3.10.4-E) Neither party shall assume, guarantee, endorse or otherwise become responsible for the obligations of any other individual, firm or corporation or make any loans or advances to any individual, firm or corporation, other than obligations and liabilities expressly assumed by the other that party;

             (3.10.4-F) Neither party shall make any investment of a capital nature either by purchase of stock or securities, contributions to capital, property transfers or otherwise, or by the purchase of any property or assets of any other individual, firm or corporation.

          (3.10.5) ABSENCE OF UNDISCLOSED LIABILITIES.3.10.5) ABSENCE OF UNDISCLOSED LIABILITIES. Each Corporation has, and has no reason to anticipate having, any material liabilities which have not been disclosed to the other, in the financial statements or otherwise in writing.

          (3.10.6) LEGAL COMPLIANCE.3.10.6) LEGAL COMPLIANCE. Each Corporation shall comply in all material respects with all Federal, state, local and other governmental (domestic or foreign) laws, statutes, ordinances, rules, regulations (including all applicable securities laws), orders, writs, injunctions, decrees, awards or other requirements of any court or other governmental or other authority applicable to each of them or their respective assets or to the conduct of their respective businesses, and use their best efforts to perform all obligations under all contracts, agreements, licenses, permits and undertaking without default.

          (3.10.7) LEGAL PROCEEDINGS.3.10.7) LEGAL PROCEEDINGS. Each Corporation has no legal proceedings, administrative or regulatory proceeding, pending or suspected, which have not been fully disclosed in writing to the other.

          (3.10.8) NO BREACH OF OTHER AGREEMENTS.3.10.8) NO BREACH OF OTHER AGREEMENTS. This Agreement, and the faithful performance of this agreement, will not cause any breach of any other existing agreement, or any covenant, consent decree, or undertaking by either, not disclosed to the other.

          (3.10.9) CAPITAL STOCK.3.10.9) CAPITAL STOCK. The issued and outstanding shares and all shares of capital stock of each Corporation is as detailed herein, that all such shares are in fact issued and outstanding, duly and validly issued, were issued as and are fully paid and non-assessable shares, and that, other than as represented in writing, there are no other securities, options, warrants or rights outstanding, to acquire further shares of such Corporation.

(3.10.10)     SEC  REPORTS,  LIABILITIES  AND  TAXES.   (  i  )  OEFM  has filed
  All required registration statements, prospectuses, reports, schedules, forms, statements and other documents required to be filed by it with the SEC since the date of its registration under the Securities Exchange Act of 1934 (collectively, including all exhibits thereto, the "OEFM SEC Reports"). None of the OEFM SEC Reports, as of their respective dates, contained any untrue statements of material fact or failed to contain any statements which were necessary to make the statements made therein, in light of the circumstances, not misleading. All of the OEFM SEC Reports, as of their respective dates (and as of the date of any amendment to the respective OEFM SEC Report), complied as to form in all material respects with the applicable requirements of the Securities Act and the Exchange Act and the rules and regulations promulgated thereunder.

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(ii) Except as disclosed in the OEFM SEC Reports filed prior to the date hereof,
OEFM and its Subsidiaries have not incurred any liabilities or obligations (whether or not accrued, contingent or otherwise) that are of a nature that would be required to be disclosed on a balance sheet of OEFM and its Subsidiaries or the footnotes thereto prepared in conformity with GAAP, other than (A) liabilities incurred in the ordinary course of business or (B) liabilities that would not, in the aggregate, reasonably be expected to have a material adverse effect on OEFM.

(iii) Except as disclosed in the OEFM SEC Reports filed prior to the date hereof, OEFM and each of its Subsidiaries (i) have prepared in good faith and duly and timely filed (taking into account any extension of time within which to file) all material tax returns required to be filed by any of them and all such filed tax returns are complete and accurate in all material respects; (ii) have paid all taxes that are shown as due and payable on such filed tax returns or that OEFM or any of its Subsidiaries are obligated to pay without the filing of a tax return; (iii) have paid all other assessments received to date in respect of taxes other than those being contested in good faith for which provision has been made in accordance with GAAP on the most recent balance sheet included in OEFM's financial statements; (iv) have withheld from amounts owing to any employee, creditor or other person all taxes required by law to be withheld and have paid over to the proper governmental authority in a timely manner all such withheld amounts to the extent due and payable; and (v) have not waived any applicable statute of limitations with respect to United States federal or state income or franchise taxes and have not otherwise agreed to any extension of time with respect to a United States federal or state income or franchise tax assessment or deficiency.

          (3.10. 11) BROKERS' OR FINDER'S FEES.3.10.10) BROKERS' OR FINDER'S FEES. Each Corporation is not aware of any claims for brokers' fees, or finders' fees, or other commissions or fees, by any person not disclosed to the other, which would become, if valid, an obligation of either company.

     (3.11)  MISCELLANEOUS  PROVISIONS3.11)  MISCELLANEOUS  PROVISIONS

          (3.11.1) 3.11.1) . Except as required by law, no party shall provide any information concerning any aspect of the transactions contemplated by this Agreement to anyone other than their respective officers, employees and representatives without the prior written consent of the other parties hereto. The aforesaid obligations shall terminate on the earlier to occur of (a) the Closing, or (b) the date by which any party is required under its articles or bylaws or as required by law, to provide specific disclosure of such transactions to its shareholders, governmental agencies or other third parties. In the event that the transaction does not close, each party will return all confidential information furnished in confidence to the other. In addition, all parties shall consult with each other concerning the timing and content of any press release or news release to be issued by any of them.

          (3.11.2) 3.11.2) This Agreement may be executed simultaneously in two or more counterpart originals. The parties can and may rely upon facsimile signatures as binding under this Agreement, however, the parties agree to forward original signatures to the other parties as soon as practicable after the facsimile signatures have been delivered.

          (3.11.3) 3.11.3) The Parties to this agreement have no wish to engage in costly or lengthy litigation with each other. Accordingly, any and all disputes which the parties cannot resolve by agreement or mediation, shall be submitted to binding arbitration under the rules and auspices of the American Arbitration Association. As a further incentive to avoid disputes, each party shall bear its own costs, with respect thereto, and with respect to any proceedings in any court brought to enforce or overturn any arbitration award. This provision is expressly intended to discourage litigation and to encourage orderly, timely and economical resolution of any disputes which may occur.

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          (3.11.4) 3.11.4) If any provision of this Agreement or the application thereof to any person or situation shall be held invalid or unenforceable, the remainder of the Agreement and the application of such provision to other persons or situations shall not be effected thereby but shall continue valid and enforceable to the fullest extent permitted by law.

          (3.11.5) 3.11.5) No waiver by any party of any occurrence or provision hereof shall be deemed a waiver of any other occurrence or provision.

          (3.11.6) 3.11.6) The parties acknowledge that both they and their counsel have been provided ample opportunity to review and revise this agreement and that the normal rule of construction shall not be applied to cause the resolution of any ambiguities against any party presumptively. The Agreement shall be governed by and construed in accordance with the laws of the State of Nevada.

4. TERMINATION.4. TERMINATION. The Plan of exchange may be terminated by written notice, at any time prior to closing, by either party whether before or after approval by the shareholders of either or both; (i) by mutual consent; (ii) by either party during the due diligence phase, or (iii) by either party, in the event that the transaction represented by the anticipated Plan of exchange has not been implemented and approved by the proper governmental authorities 120 days from the of this Agreement. In the event that termination of the Plan of exchange by either or both, as provided above, the Plan of exchange shall forthwith become void and there shall be no liability on the part of either party or their respective officers and directors.


     The  Remainder  of  this  Page  is  Intentionally  left  Blank

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     This  agreement is executed on behalf of each of the parties as of the date first  above  written.


OASIS ENTERTAINMENT'S 4TH                   LIBERATOR MEDICAL
MOVIE PROJECT, INC.                         SUPPLY,  INC.
By                                          By

/S/ J. Dan Sifford, Jr.                 /S/Mark  Libratore
    J.  Dan  Sifford, Jr.                  Mark Libratore
    President                              President

/S/  J.  Dan  Sifford,  Jr.
     J.  Dan  Sifford,  Jr.
    (Individually)

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